UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2006

                         WESTERN ALLIANCE BANCORPORATION
             (Exact name of registrant as specified in its charter)

                 Nevada                 001-32550           88-0365922
      (State or other jurisdiction     (Commission         (IRS Employer
           of incorporation)           File Number)      Identification No.)



     2700 West Sahara Avenue, Las Vegas, Nevada                    89102
      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (702) 248-4200

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)





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Item 2.02. Results of Operations and Financial Condition.

On April 18, 2006, Western Alliance Bancorporation issued a press release describing its results of operations for the fiscal quarter ended March 31, 2006. That press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits. (c) Exhibits.


    Exhibit No.      Description
    ------------     -----------------------------------------------------------
    99.1             Press Release dated April 18, 2006.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WESTERN ALLIANCE BANCORPORATION
                                   (Registrant)


                                   /s/ Dale Gibbons
                                   --------------------------------
                                   Dale Gibbons
                                   Executive Vice President and
                                   Chief Financial Officer




Date: April 18, 2006